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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2004 Date of Report (Date of earliest event reported)	1-14355 Commission File Number

24/7 REAL MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)		13-3995672 (I.R.S. Employer Identification Number)
1250 Broadway New York, New York 10001 (Address of Principal Executive Offices) (Zip Code)
(212) 231-7100 (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press Release Of 24/7 Real Media, Inc., Dated February 26, 2004, Entitled "24/7 Real Media Reports 2003 Results And Raises Guidance For 2004."

  99.2
  Conference Call Script related to Earnings Release Conference Call held February 26, 2004.

Item 9. Regulation FD Disclosure.

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12—Results of Operations and Financial Condition," is instead furnished under "Item 9—Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On February 26, 2004 24/7 Real Media, Inc. (the "Company") issued a press release and held a conference call announcing its results of operations for the fiscal year ended December 31, 2004. The press release contained the Company's guidance to investors of projected revenue and pro forma operating profit for its fiscal year ending December 31, 2004. A copy of the press release and script of the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.

Date: February 27, 2004	By:	/s/ Mark E. Moran
	Name:	Mark E. Moran
	Title:	Executive Vice President and General Counsel

2

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by 24/7 Real Media, Inc., dated February 26, 2004, entitled "24/7 Real Media Reports 2003 Results And Raises Guidance For 2004."
99.2	Conference Call Script related to Earnings Release Conference Call held February 26, 2004.

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SIGNATURES
EXHIBIT INDEX